UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


                         Report for Event: June 3, 2003


                                  M-B TECH INC.
                   (Formerly Inspiration Products Group, Inc.)
             (Exact name of registrant as specified in its charter)

     Nevada                        000-264569                88-9399260
  --------------------------------------------------------------------------
  (State or other             (Commission File No.)        (IRS Employer
  jurisdiction of                                         Identification No.)
  incorporation)


  11300 West Olympic Blvd., Suite 800 Los Angeles, CA          90064
  (Address of principal executive offices)                  (Zip Code)

  Registrant's telephone number, including area code:    (416) 512-3777

  Registrant's Attorney:  Warren J. Soloski, Esq., 11300 W. Olympic Blvd.,
    Suite 800, Los Angeles, CA 90064. (310) 477-9742

               1890 Avenue of the Stars, Los Angeles, CA 90067
              ---------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2  ACQUISITION ON DISPOSITION OF ASSETS

         None

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5 OTHER EVENTS

         NONE

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         None

ITEM 7  FINANCIAL STATEMENT AND EXHIBITS

         Financial Statements of M-B TECH, INC. are filed herewith.

ITEM 8  SUPPLEMENTARY INFORMATION

         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             M-B TECH, INC.
                                            (Registrant)



Dated: August 6, 2003                       By: /S/ Hanwook Bae
                                                -------------------
                                                Hanwook Bae
                                                Chief Executive Officer

                                  M-B TECH INC.
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001






                                    CONTENTS


Independent Auditors' Report                                           F-2

Balance Sheet                                                          F-3

Statements of Shareholders' Deficiency                                 F-4

Statements of Operations                                               F-5

Schedule of Expenses                                                   F-6

Statements of Cash Flows                                               F-7

Notes to Financial Statements                                      F-8- F-12

                         INDEPENDENT AUDITORS' REPORT

To the Stockholders
of M-B TECH INC.

     We have audited the accompanying balance sheets of M-B Tech Inc. (the "Company") as of December 31, 2002 and 2001, and the related statements of shareholders' deficiency, operations, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operation, accumulated deficit and its cash flows for the years ended, in conformity with accounting principles generally accepted in the United States of America.

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and negative working capital from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                     /s/ SF PARTNERSHIP, LLC
                                     -----------------------
                                     SF PARTNERSHIP, LLC
TORONTO, CANADA                      CHARTERED ACCOUNTANTS
July 18, 2003

M-B TECH INC.
Balance Sheets
December 31, 2002 and 2001

                                                      2002       2001

                                     ASSETS

CURRENT
  Cash                                           $       640  $     537
  Term deposit                                         2,430          -
  Accounts receivable                                      -     77,577
  Inventories                                         26,573    517,006
                                                 -----------   --------
                                                      29,643    595,120

EQUIPMENT (note 3)                                   167,467    149,481
OTHER ASSETS                                          49,403     55,249
                                                 -----------   --------

                                                $    246,513  $ 799,850
                                                 ===========  =========

                                   LIABILITIES
CURRENT
  Bank loan (note 4)                            $    105,300     $    -
  Accounts payable                                   377,475    598,607
  Loans payable - current portion (note 5)            14,680     14,680
  Loans from shareholders and directors (note 6)      37,890    160,290
                                                 -----------   --------
                                                     535,345    773,577
LOANS PAYABLE (note 5)                                12,255     25,448
                                                 -----------   --------
                                                     547,600    799,025
                                                 -----------   --------

                            SHAREHOLDERS' DEFICIENCY

CAPITAL STOCK (note 7)                               585,000    468,000
PAID IN CAPITAL                                      383,938    151,980
ACCUMULATED OTHER COMPREHENSIVE LOSS                 (18,357)       (13)
ACCUMULATED DEFICIT                               (1,251,668)  (619,142)
                                                 -----------   --------
                                                    (301,087)       825
                                                 -----------   --------

                                                $    246,513  $ 799,850

APPROVED ON BEHALF OF THE BOARD

      --------                                              --------
      Director                                              Director


M-B TECH INC.
Statements of Shareholders' Deficiency
Years Ended December 31, 2002 and 2001

                                                                   PAID IN
                                                                  CAPITAL IN     ACCUMULATED       OTHER
                                           NUMBER OF COMMON        EXCESS OF     COMPREHENSIVE    ACCUMULATED
                                         SHARES        STOCK       PAR VALUE     INCOME (LOSS)     DEFICIT
                                       ---------    --------      ----------     ------------     -----------
Balance, January 1, 2001                  -         $   -         $     -        $     -          $    -
Net loss                                  -             -               -              -             (619,142)
Shares issued for cash                 1,200,000     468,000        156,000            -               -
Share issuance costs                      -             -            (4,020)           -               -
Financial statement translation           -             -                -                (13)         -
                                       ---------    --------      ----------     ------------     -----------
Balance, December 31, 2001             1,200,000    $468,000      $ 151,980      $        (13)    $  (619,142)
                                       ---------    --------      ----------     ------------     -----------


Balance, January 1, 2002               1,200,000    $468,000      $ 151,980      $        (13)    $  (619,142)
Net loss                                  -             -                -             -             (632,526)
Shares issued for cash                   300,000     117,000        234,000            -               -
Share issuance costs                      -             -            (2,042)           -               -
Financial statement translation           -             -                -            (18,344)         -
                                       ---------    --------      ----------     ------------     -----------
Balance, December 31, 2002             1,500,000    $585,000      $ 383,938      $    (18,357)    $(1,251,668)
                                       ---------    --------      ----------     ------------     -----------

M-B TECH INC.
Statements of Operations
Years Ended December 31, 2002 and 2001


                                                          2002        2001

SALES                                              $ 1,360,295  $   74,194

COST OF SALES                                        1,100,323      44,334
                                                   -----------  ----------

GROSS PROFIT                                           259,972      29,860
                                                   -----------  ----------

EXPENSES (page 6)                                      884,732     648,163
                                                   -----------  ----------

OPERATING LOSS                                        (624,760)   (618,303)
                                                   -----------  ----------

OTHER INCOME
  Interest income                                          154          46
                                                   -----------  ----------
NON-OPERATING EXPENSES
  Interest expense                                       5,486           -
  Other                                                  2,434         885
                                                   -----------  ----------
                                                         7,920         885
                                                   -----------  ----------

NET LOSS                                           $  (632,526) $ (619,142)
                                                   ===========  ==========

LOSS PER SHARE                                     $     (0.43) $    (0.83)
                                                   ===========  ==========

WEIGHTED AVERAGE NUMBER OF SHARES                    1,474,521     742,188
                                                   ===========  ==========

M-B TECH INC.
Schedule of Expenses
Years Ended December 31, 2002 and 2001


                                                       2002         2001

EXPENSES
  Research and development                      $   188,096  $   217,539
  Salaries                                          183,229      118,615
  Depreciation                                      120,177       35,754
  Realized foreign exchange loss                    106,585            -
  Entertainment                                      70,123       47,524
  Travel                                             48,545      107,372
  Employee benefits                                  36,231       27,523
  Rent                                               31,861       27,482
  Export expenses                                    26,865            -
  Fees and charges                                   17,463        8,359
  Office & General                                   14,527       10,946
  Communications                                      9,526        2,062
  Car maintenance                                     8,199        5,009
  Taxes and dues                                      6,438          339
  Other                                               5,149        5,992
  Insurance                                           3,933          441
  Repairs and maintenance                             3,838        2,776
  Supplies                                            3,510       27,498
  Utilities                                             437        2,932
                                                -----------  -----------

                                                $   884,732  $   648,163
                                                -----------  -----------

M-B TECH INC.
Statements of Cash Flows
Years Ended December 31, 2002 and 2001

                                                           2002       2001

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                           $ (632,526) $ (619,142)
  Adjustments for:
   Depreciation                                         122,809      37,022
   Gain on disposition of equipment                     (2,274)           -
   Foreign currency translation                        (18,344)         (13)
   Accounts receivable                                   77,577     (77,577)
   Inventories                                          490,433    (517,006)
   Other assets                                           5,846     (55,249)
   Accounts payable                                    (221,132)    598,607
                                                      ---------  ----------

                                                       (177,611)   (633,358)
                                                      ---------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisition of equipment                            (138,521)   (186,503)
   Term deposit                                          (2,430)          -
                                                      ---------  ----------

                                                       (140,951)   (186,503)
                                                      ---------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                             348,958     619,980
   Loans payable                                        (13,193)     40,128
   Bank loan                                            105,300          -
   Loans from shareholders and directors               (122,400)    160,290
                                                      ---------  ----------

                                                        318,665     820,398
                                                      ---------  ----------
NET INCREASE IN CASH                                        103         537

CASH - BEGINNING OF YEAR                                    537
                                                      ---------  ----------
CASH - END OF YEAR                                    $     640  $      537
                                                      ---------  ----------

M-B TECH INC.
Notes to Financial Statements
December 31, 2002 and 2001


1. DESCRIPTION OF BUSINESS AND GOING CONCERN

     a) Description of Business

     M-B Tech Inc. ("the Company"), a company operating in Seoul, Korea, was established on April 21, 2001 to manufacture and sell satellite receiving system components including their Low Noise Block Down Converter and other related products.

     b) Going Concern

     The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced recurring losses since inception and has negative cash flows from operations that raise substantial doubt as to its ability to continue as a going concern. For the years ended December 31, 2002 and 2001, the Company experienced net losses of $632,526 and $619,142 respectively.

     The Company's ability to continue as a going concern is contingent upon its ability to secure additional financing, initiating sale of its product and attaining profitable operations.

     Management is pursuing various sources of equity financing in addition to increasing its sales base. Subsequent to the year end, it entered into a reverse-takeover agreement with a public shell corporation (see note 9b). In addition it initiated two large sales agreements (see note 9c and 9d) and is pursuing others. Although the Company has plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing when needed or obtain such on terms satisfactory to the Company, if at all.

     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

M-B TECH INC.
Notes to Financial Statements
December 31, 2002 and 2001


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accounting policies of the company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent. Outlined below are those policies considered particularly significant:

     a) Use of Estimates

     Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

     b) Revenue Recognition

     The Company recognizes revenues upon delivery of merchandise sold.

     c) Currency Translation

     The Company's functional currency is Korean won. Adjustments to translate those statements into U.S. dollars at the balance sheet date are recorded in other comprehensive income. Foreign currency transactions of the Korean operation have been translated to Korean Won at the rate prevailing at the time of the transaction. Realized foreign exchange gains and losses have been charged to income in the year.

     d) Cash

     Highly liquid investments with maturities of three months or less when purchased are considered cash equivalents and recorded at cost, which approximates fair value.

     e) Inventories

     Inventories are stated at the lower of cost or net realizable value. Net realizable value is determined by deducting selling expenses from selling price.

     The cost of inventories is determined on the first-in first-out method, except for materials-in-transit for which the specific identification method is used.

M-B TECH INC.
Notes to Financial Statements
December 31, 2002 and 2001


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     f) Equipment

     Equipment is stated at cost.

     Depreciation is computed by the declining balance method using rates based on estimated useful lives of the respective assets.

                                         Useful lives (years)
                                         --------------------
          Structures and fixtures               5
          Furniture and office equipment        5
          Vehicles                              5
          Moulds                                2
          Software                              5

     g) Financial Instruments

     Fair values of cash equivalents, short-term and long-term investments and short-term debt approximate cost. The estimated fair values of other financial instruments, including debt, equity and risk management instruments, have been determined using market information and valuation methodologies, primarily discounted cash flow analysis. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.


3. EQUIPMENT

   Equipment is comprised as follows:

                                           COST          2002      Cost          2001
                                                  ACCUMULATED              Accumulated
                                                 DEPRECIATION             Depreciation
                                     ----------  ------------   -------   ------------
   Structures and fixtures          $    20,775   $     7,278   $  7,808   $     1,760
   Furniture and office equipment        39,511        16,181     20,747         6,773
   Vehicles                              48,694        25,718     50,542        11,397
   Mould                                163,351        90,829     59,826        13,374
   Software                              48,516        13,374     47,580         3,718
                                    ----------    -----------   -------    -----------
                                    $   320,847   $   153,380   $186,503   $    37,022
                                    ----------    -----------   -------    -----------
   Net carrying amount                            $   167,467              $   149,481
                                                  -----------              -----------

M-B TECH INC.
Notes to Financial
Statements December 31, 2002 and 2001


4. BANK LOAN

     Bank loan is unsecured, due on demand and bears interest at a rate of 9% per annum.


5. LOANS PAYABLE

       2002                                                            2001
       CURRENT LONG-TERM                                   TOTAL       Total
       ---------------------------------------------------------------------
       Vehicle loan #1       $     7,843 $     7,189  $   15,032  $   22,055
       Vehicle loan #2             6,837       5,066      11,903      18,073
       ---------------------------------------------------------------------
                             $    14,680 $     12,255 $   26,935  $   40,128
       ---------------------------------------------------------------------

     Vehicle loan #1

     The loan bears interest at 9% per annum calculated monthly, repayable in monthly payments of $654 including interest and matures November 2004. The loan is secured by the related vehicle included in note 3.

     Vehicle loan #2

     The loan bears interest at 15% per annum calculated monthly, repayable in monthly payments of $570 including interest and matures September 2004. The loan is secured by the related vehicle included in note 3.


6. LOANS FROM SHAREHOLDERS AND DIRECTORS

     The loans from the shareholders and directors are non-interest bearing and due on demand.

7. CAPITAL STOCK

     Authorized

       2,400,000 common shares, par value $0.39

                                                          2002          2001
     Issued
     1,500,000 common shares (2001 - 1,200,000)    $   585,000   $   468,000
                                                   -----------   -----------

 M-B TECH INC.
Notes to Financial Statements
December 31, 2002 and 2001


8. INCOME TAXES

     The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Corporate income tax rates applicable to the Company in 2002 and 2001 are 16.5 percent of the first 100 million Korean Won of taxable income and 29.7 percent of the excess. However, no income tax is payable in 2002 and 2001 due to tax losses. Deferred tax assets due to future benefits of net operating losses have not been recorded in the financial statements due to uncertainties. Benefits from net operating losses of $632,526 and $619,142 for 2002 and 2001, if not utilized will expire in 2007 and 2006 respectively.


9. SUBSEQUENT EVENTS

     a) The Company implemented a reverse split canceling 1,050,000 shares of common stock without cash payment on a pro rata basis for all shareholders of record on May 13, 2003 and subsequently issued 1,000,000 new shares of common stock at its par value of 500 Korean Won ($0.39) per share (amounting to $405,000), which resulted in 1,450,000 outstanding common shares. The Company's major shareholder has been changed due to these capital transactions.

     b) On May 13, 2003, in accordance with a Share Exchange Agreement dated May 8, 2003, the Company entered into a reverse-takeover transaction with Inspiration Products Group Inc. ("ISRP"), a public Nevada shell corporation, whereby all the outstanding shares of the Company were exchanged for 22,000,000 shares of ISRP. As a result of the transaction, the shareholders of M-B Tech Inc. will control 84% of ISRP. While ISRP is the legal parent, the Company, as a result of the reverse-takeover, became the parent company for accounting purposes.

     c) On April 11, 2003, the Company signed a one year contract with a Korean customer. The total value of this contract is $938,000. The Company began filling orders on this contract in June 2003.

     d) On June 13, 2003, the Company signed a one year contract with a Japanese customer. The total value of this contract is $600,000, however, it is renewable at the end of the contract for another one-year term. The Company began filling orders on this contract in July 2003.

                                 M-B TECH INC.

                                   PRO-FORMA

                       CONSOLIDATED FINANCIAL STATEMENTS

                        SIX MONTHS ENDED JUNE 30, 2003

                                   UNAUDITED



                                    CONTENTS

Pro-forma Consolidated Balance Sheet                                    F-14

Pro-forma Consolidated Statement of Deficit                             F-15

Pro-forma Consolidated Statement of Operations                          F-16

Notes to Pro-forma Consolidated Financial Statements                 F-17 - F-18

M-B TECH INC.
Pro-forma Consolidated Balance Sheet
June 30, 2003
Unaudited

                                     INSPIRATION M-B TECH INC.                             M-B TECH INC.
                                       PRODUCTS    (KOREA)    M-B TECH INC.  M-B TECH INC.      (US)
                                     GROUP, INC.                  (US)         (US)
                                       JUNE 30,    JUNE 30,    PRO-FORMA    PRO-FORMA        DEC 31,
                                        2003        2003      ADJUSTMENTS  JUNE 30, 2003      2002
                                     -----------------------------------------------------------------
ASSETS
CURRENT
  Cash                               $         - $   122,791  $       -    $      122,791  $       640
  Term deposit                                 -       5,880          -            5,880         2,430
  Inventories                                  -           -          -            -            26,573
                                     -----------------------------------------------------------------
                                               -     128,671          -          128,671        29,643

EQUIPMENT                                      -     114,566          -          114,566       167,467
OTHER ASSETS                                   -      55,728          -           55,728        49,403
                                     -----------------------------------------------------------------
                                     $         - $   298,965  $       -    $     298,965   $   246,513
                                     -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------
LIABILITIES
CURRENT
  Bank Loan                          $         - $   109,200  $       -    $     109,200   $   105,300
  Accounts payable                        32,092     350,541          -          382,633       587,439
  Loans payable c- current portion             -      14,680          -           14,680        14,680
  Loans from shareholders & directors          -      66,881          -           66,881        66,099
  Note payable100,000                                      -          -          100,000       100,000
                                     -----------------------------------------------------------------
                                         132,092     541,302          -          673,394       873,518
LOANS PAYABLE                                  -       4,915          -            4,915        12,255
                                     -----------------------------------------------------------------
                                         132,092     546,217          -          678,309       885,773
                                     -----------------------------------------------------------------
STOCKHOLDERS' DEFICIENCY
  CAPITAL STOCK                            5,649     565,500       (5,649)       565,500       585,000
  PAID IN CAPITAL                      5,147,677     787,107   (5,279,769)       655,015        45,765
  ACCUMULATED OTHER COMPREHENSIVE
    LOSS                                       -     (5,646)          -           (5,646)      (18,357)
  ACCUMULATED DEFICIT                (5,285,418) (1,594,213)    5,285,418     (1,594,213)   (1,251,668)
                                     -----------------------------------------------------------------
                                       (132,092)   (247,252)          -        ( 379,344)     (639,260)
                                     -----------------------------------------------------------------
                                     $         - $   298,965  $       -    $     298,965   $   246,513
                                     -----------------------------------------------------------------

APPROVED ON BEHALF OF THE BOARD
              Director                                Director
        ---------------------                      -------------------

M-B TECH INC.
Pro-Forma Consolidated Statement of Deficit
Six Months Ended June 30, 2003 Unaudited

                             INSPIRATION   M-B TECH INC.
                              PRODUCTS      (KOREA)                   M-B TECH INC.
                             GROUP, INC.               M-B TECH INC.       (US)           (US)
                               JUNE 30,    PRO-FORMA     PRO-FORMA     PRO-FORMA        DEC 31
                                 2003        2003       ADJUSTMENTS   JUNE 30, 2003      2002
                             --------------------------------------------------------------------
Accumulated Deficit -
  beginning of period        $(5,370,007)  $(1,251,668) $ 5,370,007   $(1,251,668)   $  (619,142)

    Net Income (Loss)             84,589      (342,545)     (84,589)     (342,545)      (632,526)
                             --------------------------------------------------------------------

Accumulated Deficit -
  end of period              $(5,285,418)  $(1,594,213) $ 5,285,418   $(1,594,213)   $(1,251,668)
                             --------------------------------------------------------------------

M-B TECH INC.
Pro-Forma Consolidated Statement of Operations
Six Months Ended June 30, 2003 Unaudited

                             INSPIRATION   M-B TECH INC.
                              PRODUCTS      (KOREA)                   M-B TECH INC.
                             GROUP, INC.               M-B TECH INC.       (US)           (US)
                               JUNE 30,    PRO-FORMA     PRO-FORMA     PRO-FORMA        DEC 31
                                 2003        2003       ADJUSTMENTS   JUNE 30, 2003      2002
-------------------------------------------------------------------------------------------------
SALES                        $    -            -        $   -         $   -          $ 1,360,295

COST OF SALES                     -            -            -                  -       1,100,323
-------------------------------------------------------------------------------------------------
GROSS PROFIT                      -            -            -                  -         259,972
-------------------------------------------------------------------------------------------------
EXPENSES
  Salaries                        -             79,509      -             79,509         183,229
  Research and development        -             61,248      -             61,248         188,096
  Depreciation                    -             42,822      -             42,822         118,977
  Consulting fees                  1,492        40,089       (1,492)      40,089          -
  Export expenses                 -             27,528      -             27,528          26,865
  Travel                          -             22,928      -             22,928          48,545
  Rent                            -             13,473      -             13,473          31,861
  Fees and charges                -             12,140      -             12,140          17,463
  Entertainment                   -              9,287      -              9,287          70,123
  Employee benefits               -              6,355      -              6,355          36,231
  Office & General               120,000         5,605     (120,000)       5,605          14,527
  Taxes and dues                  -              5,141      -              5,141           6,438
  Amortization of intangible
   assets                         -              4,698      -              4,698           1,200
  Communications                  -              3,817      -              3,817           9,526
  Car maintenance                 -              2,889      -              2,889           8,199
  Supplies                        -              1,008      -              1,008           3,510
  Other                           -                690      -                690           5,149
  Repairs and maintenance         -                676      -                676           3,838
  Insurance                       -                539      -                539           3,933
  Realized foreign exchange
   gain (loss)                    -               (520)     -              (520)         106,585
  Utilities                       -                  -      -                  -             437
-------------------------------------------------------------------------------------------------
                                 121,492       339,922     (121,492)     339,922         884,732
-------------------------------------------------------------------------------------------------
OPERATING LOSS                  (121,492)     (339,922)     121,492     (339,922)       (624,760)
-------------------------------------------------------------------------------------------------
OTHER INCOME
  Extinguishments of debts       208,081             -     (208,081)      -               -
  Interest income                 -                 11      -                 11             154
  Other                           -              2,383      -              2,383          -
-------------------------------------------------------------------------------------------------
                                 208,081         2,394     (208,081)       2,394             154
-------------------------------------------------------------------------------------------------
OTHER EXPENSES
  Interest expense                 2,000         5,017       (2,000)       5,017           5,486
  Other                                -             -      -              -               2,434
-------------------------------------------------------------------------------------------------
                                   2,000         5,017       (2,000)       5,017           7,920
-------------------------------------------------------------------------------------------------
NET INCOME (LOSS)            $    84,589    $ (342,545) $   (84,589)  $ (342,545)$      (632,526)
-------------------------------------------------------------------------------------------------

M-B TECH INC.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2003

1. BASIS OF PRESENTATION:

     These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

     a) The reverse takeover at May 18, 2003 whereby Inspiration Products Group, Inc. ("ISRP"), (the legal parent), issued 22,000,000 common shares in return for all outstanding common shares of M-B Tech Inc. ("M-B Tech") a Korean company (the acquirer for accounting purposes). As a result of this transaction, the former shareholders of M-B Tech received approximately 80% ownership of ISRP. After the transaction ISRP has 27,648,806 common shares issued and outstanding.

     b) M-B Tech maintains its books and records in Korean won. Balance sheet monetary accounts are translated using closing exchange rates in effect at the balance sheet date and nonmonetary items are translated at their historical value. Income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Korean won could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the accumulated other comprehensive income (loss) in stockholders' equity.

     c) Subsequent to the reverse takeover ISRP changed its name to M-B Tech Inc. For the purposes of these statements, the legal parent is denoted as "U.S." and the accounting parent is denoted as "Korean" so as to differentiate between the companies having the same name.

     The pro-forma consolidated financial statements are based on the balance sheets of the following:

     a)   ISRP as at June 30, 2003 (unaudited) and December 31, 2002 (audited).

     b)   M-B Tech as at June  30,  2003  (unaudited)  and  December  31,  2002
          (audited).

     The pro-forma consolidated financial statements include the statement of earnings for the following:

     a) ISRP for the six months ended June 30, 2003 (unaudited) and the year ended December 31, 2002 (audited).

     b) M-B Tech for the six months ended June 30, 2003 (unaudited) and for the year ended December 31, 2002 (audited).

     The pro-forma consolidated balance sheet as at June 30, 2003 and December 31, 2002 gives effect to the transactions as at May 18, 2003 and the pro-forma statement of earnings for the six months ended June 30, 2003 and year ended December 31, 2002 gives effect to the transactions as if they had taken place at the beginning of each period.

M-B TECH INC.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2003


1. BASIS OF PRESENTATION (CONT'D)

     The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.


2. PRO-FORMA ADJUSTMENTS:

     1) To record the consolidation of ISRP with M-B Tech including:


     a)   The   merger   of  ISRP  and  M-B Tech  was   accounted   for  as  the
          recapitalization of M-B Tech, with the net assets of M-B Tech brought forward at their historical basis.

     b) To eliminate the pre-acquisition shareholders' equity of the ISRP at December 31, 2002.